Exhibit 99.1

Aon Corporation

Consolidated Summary of Operations - Reclassified for Discontinued Operations

	2004
(millions except per share data)	1st Quarter	2nd Quarter	Six Months
Revenue
Brokerage commissions and fees	$1,791	$1,759	$3,550
Premiums and other	692	716	1,408
Investment income	81	69	150
Total revenue	2,564	2,544	5,108

Expenses
General expenses	1,834	1,821	3,655
Benefits to policyholders	383	392	775
Interest expense	34	35	69
Amortization of intangible assets	13	14	27
Total expenses	2,264	2,262	4,526

Income from continuing operations before income tax	300	282	582
Provision for income tax	108	102	210
Income from continuing operations	192	180	372

Discontinued operations
Loss from discontinued operations	(28)	(10)	(38)
Income tax benefit	(6)	(3)	(9)
Loss from discontinued operations, net of tax	(22)	(7)	(29)

Net income	$170	$173	$343
Preferred stock dividends	(1)	—	(1)
Net income available for common stockholders	$169	$173	$342

Basic net income per share:
Income from continuing operations	$0.60	$0.56	$1.16
Discontinued operations	(0.07)	(0.02)	(0.09)
Net income	$0.53	$0.54	$1.07

Dilutive net income per share:
Income from continuing operations	$0.60	$0.54	$1.13
Discontinued operations	(0.07)	(0.02)	(0.09)
Net income	$0.53	$0.52	$1.04

Dilutive average common and common equivalent shares outstanding	321.3	337.1	329.2

	2003
(millions except per share data)	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Revenue
Brokerage commissions and fees	$1,652	$1,687	$1,638	$1,820	$6,797
Premiums and other	632	635	673	669	2,609
Investment income	79	89	57	87	312
Total revenue	2,363	2,411	2,368	2,576	9,718

Expenses
General expenses	1,671	1,775	1,718	1,849	7,013
Benefits to policyholders	345	325	367	390	1,427
Interest expense	28	27	24	22	101
Amortization of intangible assets	12	14	17	17	60
Unusual charges (credits) - World Trade Center	37	9	—	(60)	(14)
Total expenses	2,093	2,150	2,126	2,218	8,587

Income from continuing operations before income tax and minority interest	270	261	242	358	1,131
Provision for income tax	100	96	90	133	419
Income from continuing operations before minority interest	170	165	152	225	712
Minority interest - 8.205% trust preferred capital securities	(9)	(9)	(9)	(9)	(36)
Income from continuing operations	161	156	143	216	676

Discontinued operations
Loss from discontinued operations	(14)	(16)	(44)	(2)	(76)
Income tax benefit	(5)	(6)	(16)	(1)	(28)
Loss from discontinued operations, net of tax	(9)	(10)	(28)	(1)	(48)

Net income	$152	$146	$115	$215	$628
Preferred stock dividends	(1)	—	(1)	(1)	(3)
Net income available for common stockholders	$151	$146	$114	$214	$625

Basic net income per share:
Income from continuing operations	$0.51	$0.49	$0.45	$0.67	$2.12
Discontinued operations	(0.03)	(0.03)	(0.09)	—	(0.15)
Net income	$0.48	$0.46	$0.36	$0.67	$1.97

Dilutive net income per share:
Income from continuing operations	$0.51	$0.49	$0.45	$0.67	$2.12
Discontinued operations	(0.03)	(0.03)	(0.09)	—	(0.15)
Net income	$0.48	$0.46	$0.36	$0.67	$1.97

Dilutive average common and common equivalent shares outstanding	315.2	318.2	318.6	319.3	317.8

	2002
(millions except per share data)	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Revenue
Brokerage commissions and fees	$1,420	$1,483	$1,527	$1,667	$6,097
Premiums and other	535	638	607	588	2,368
Investment income (loss)	109	(26)	87	81	251
Total revenue	2,064	2,095	2,221	2,336	8,716

Expenses
General expenses	1,430	1,636	1,616	1,673	6,355
Benefits to policyholders	314	391	350	320	1,375
Interest expense	29	30	32	33	124
Amortization of intangible assets	11	13	12	15	51
Unusual credits - World Trade Center	—	—	(18)	(11)	(29)
Total expenses	1,784	2,070	1,992	2,030	7,876

Income from continuing operations before income tax and minority interest	280	25	229	306	840
Provision for income tax	104	9	84	113	310
Income from continuing operations before minority interest	176	16	145	193	530
Minority interest - 8.205% trust preferred capital securities	(10)	(10)	(10)	(4)	(34)
Income from continuing operations	166	6	135	189	496

Discontinued operations
Loss from discontinued operations	(9)	(9)	(12)	(17)	(47)
Income tax benefit	(3)	(3)	(5)	(6)	(17)
Loss from discontinued operations, net of tax	(6)	(6)	(7)	(11)	(30)

Net income	$160	$—	$128	$178	$466
Preferred stock dividends	(1)	—	(1)	(1)	(3)
Net income available for common stockholders	$159	$—	$127	$177	$463

Basic net income per share:
Income from continuing operations	$0.60	$0.02	$0.49	$0.63	$1.76
Discontinued operations	(0.02)	(0.02)	(0.03)	(0.04)	(0.11)
Net income	$0.58	$—	$0.46	$0.59	$1.65

Dilutive net income per share:
Income from continuing operations	$0.59	$0.02	$0.49	$0.63	$1.75
Discontinued operations	(0.02)	(0.02)	(0.03)	(0.04)	(0.11)
Net income	$0.57	$—	$0.46	$0.59	$1.64

Dilutive average common and common equivalent shares outstanding	276.6	278.0	277.1	299.0	282.6

	2001
(millions except per share data)	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Revenue
Brokerage commissions and fees	$1,273	$1,334	$1,284	$1,499	$5,390
Premiums and other	508	492	510	517	2,027
Investment income	21	78	105	7	211
Total revenue	1,802	1,904	1,899	2,023	7,628

Expenses
General expenses	1,347	1,505	1,365	1,491	5,708
Benefits to policyholders	292	260	271	288	1,111
Interest expense	36	31	31	29	127
Amortization of intangible assets	39	38	40	40	157
Unusual charges - World Trade Center	—	—	53	105	158
Total expenses	1,714	1,834	1,760	1,953	7,261

Income from continuing operations before income tax and minority interest	88	70	139	70	367
Provision for income tax	35	27	53	30	145
Income from continuing operations before minority interest	53	43	86	40	222
Minority interest - 8.205% trust preferred capital securities	(10)	(10)	(10)	(10)	(40)
Income from continuing operations	43	33	76	30	182

Discontinued operations
Loss from discontinued operations	(40)	(6)	(6)	(6)	(58)
Income tax benefit	(16)	(2)	(2)	(3)	(23)
Loss from discontinued operations, net of tax	(24)	(4)	(4)	(3)	(35)

Net income	$19	$29	$72	$27	$147
Preferred stock dividends	(1)	—	(1)	(1)	(3)
Net income available for common stockholders	$18	$29	$71	$26	$144

Basic net income per share:
Income from continuing operations	$0.16	$0.12	$0.27	$0.11	$0.67
Discontinued operations	(0.09)	(0.01)	(0.01)	(0.01)	(0.13)
Net income	$0.07	$0.11	$0.26	$0.10	$0.54

Dilutive net income per share:
Income from continuing operations	$0.16	$0.12	$0.27	$0.11	$0.66
Discontinued operations	(0.09)	(0.01)	(0.01)	(0.01)	(0.13)
Net income	$0.07	$0.11	$0.26	$0.10	$0.53

Dilutive average common and common equivalent shares outstanding	267.9	270.2	275.4	276.9	272.4

	2000
(millions except per share data)	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Revenue
Brokerage commissions and fees	$1,191	$1,190	$1,164	$1,349	$4,894
Premiums and other	468	491	476	486	1,921
Investment income	136	124	132	112	504
Total revenue	1,795	1,805	1,772	1,947	7,319

Expenses
General expenses	1,258	1,250	1,196	1,438	5,142
Benefits to policyholders	252	257	257	271	1,037
Interest expense	31	33	38	38	140
Amortization of intangible assets	38	39	38	39	154
Total expenses	1,579	1,579	1,529	1,786	6,473

Income from continuing operations before income tax and minority interest	216	226	243	161	846
Provision for income tax	84	88	95	63	330
Income from continuing operations before minority interest	132	138	148	98	516
Minority interest - 8.205% trust preferred capital securities	(10)	(10)	(10)	(10)	(40)
Income from continuing operations	122	128	138	88	476

Discontinued operations
Income from discontinued operations	2	2	1	3	8
Income tax provision	1	1	—	1	3
Income from discontinued operations, net of tax	1	1	1	2	5

Cumulative effect of change in accounting principle, net of tax	(7)	—	—	—	(7)

Net income	$116	$129	$139	$90	$474
Preferred stock dividends	(1)	—	(1)	(1)	(3)
Net income available for common stockholders	$115	$129	$138	$89	$471

Basic net income per share:
Income from continuing operations	$0.46	$0.50	$0.53	$0.33	$1.82
Discontinued operations	0.01	—	—	0.01	0.02
Cumulative effect of change in accounting principle	(0.03)	—	—	—	(0.03)
Net income	$0.44	$0.50	$0.53	$0.34	$1.81

Dilutive net income per share:
Income from continuing operations	$0.46	$0.49	$0.53	$0.32	$1.80
Discontinued operations	0.01	—	—	0.01	0.02
Cumulative effect of change in accounting principle	(0.03)	—	—	—	(0.03)
Net income	$0.44	$0.49	$0.53	$0.33	$1.79

Dilutive average common and common equivalent shares outstanding	260.5	261.7	262.8	267.0	263.0